UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report  (Date of earliest event reported)  April 28, 2004

AXS-ONE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13591	13-2966911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Route 17 North Rutherford, New Jersey		07070
(Address of principal executive offices)		(Zip Code)

(201) 935-3400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5.                                                           Other Events and Required FD Disclosure.

On April 28, 2004, William P. Lyons joined the Registrant as its President and Chief Executive Officer.  At its meeting on April 29, 2004, the Board of Directors of the Registrant elected Mr. Lyons as a director of the Registrant.  At the same time, John A. Rade, resigned his positions as President, Chief Executive Officer and director of Registrant.  See the press release of Registrant announcing these events attached as an exhibit to this Current Report on Form 8-K and incorporated herein and made a part hereof.

Item 7.                                                           Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits:

Exhibit Number	Description

10.1	Employment Agreement dated as of April 21, 2004, between the Registrant and William P. Lyons.

99.1	Press Release, dated April 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 30, 2004	AXS-ONE INC.

	By:	/s/ William G. Levering III
William G. Levering III
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement dated as of April 21, 2004, between the Registrant and William P. Lyons.

99.1	Press Release, dated April 30, 2004.